

<ARTICLE>                                   BD
<LEGEND>
This  schedule  contains  summary  information   extracted  from  the  condensed
consolidated financial statements of The Charles Schwab Corporation's  Quarterly
Report  on Form  10-Q for the  quarterly  period  ended  June 30,  2000,  and is qualified in its entirety by  referencing  to such  financial  statements.  This period has been restated to reflect the merger of The Charles Schwab Corporation with U.S. Trust Corporation.
</LEGEND>

<MULTIPLIER>  1000

<PERIOD-TYPE>                                 6-MOS
<FISCAL-YEAR-END>                             Dec-31-2000
<PERIOD-END>                                  Jun-30-2000
<CASH>                                          3,529,099
<RECEIVABLES>                                  20,738,957
<SECURITIES-RESALE>                             3,895,088
<SECURITIES-BORROWED>                                   0
<INSTRUMENTS-OWNED>                             1,552,209
<PP&E>                                            839,150
<TOTAL-ASSETS>                                 34,926,378
<SHORT-TERM>                                      707,353
<PAYABLES>                                     24,274,019
<REPOS-SOLD>                                            0
<SECURITIES-LOANED>                                     0
<INSTRUMENTS-SOLD>                                      0
<LONG-TERM>                                       829,120
<PREFERRED-MANDATORY>                                   0
<PREFERRED>                                             0
<COMMON>                                           13,786
<OTHER-SE>                                      3,784,922
<TOTAL-LIABILITY-AND-EQUITY>                   34,926,378
<TRADING-REVENUE>                                 372,989
<INTEREST-DIVIDENDS>                            1,252,123
<COMMISSIONS>                                   1,329,604
<INVESTMENT-BANKING-REVENUES>                           0
<FEE-REVENUE>                                     761,623
<INTEREST-EXPENSE>                                636,575
<COMPENSATION>                                  1,255,317
<INCOME-PRETAX>                                   765,092
<INCOME-PRE-EXTRAORDINARY>                        437,138
<EXTRAORDINARY>                                         0
<CHANGES>                                               0
<NET-INCOME>                                      437,138
<EPS-BASIC>                                         .33 <F1>
<EPS-DILUTED>                                         .31 <F1>

<F1>  The information has been prepared in accordance with SFAS No. 128.
Basic and diluted EPS have been entered in place of primary and fully diluted, respectively.
Includes the effects of the three-for-two common stock split declared May 3, 2000 and distributed May 30, 2000.


